UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 18, 2007

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

           NEW JERSEY                                           22-1737915
           ----------                                           ----------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

                 On May 18, 2007, the Registrant issued a press release announcing that it moved in New Jersey Superior Court to vacate the settlement agreement with Edward H. Okun and his affiliated companies covering three separate lawsuits arising out of the termination of a merger agreement by Mr. Okun through an affiliated company in December 2006. A copy of this press release is attached as Exhibit 99.1 to this Current Report.
                 Exhibit 99.1 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

                 Om May 23, 2007, the Registrant issued a press release announcing that in response to the Registrant's motion in the New Jersey Superior Court to vacate the settlement agreement with Edward H. Okun and his affiliated companies, Mr. Okun agreed to a consent order vacating and setting aside the settlement agreement previously executed between the Registrant, certain of its directors and officers, and Mr. Okun and several of his affiliated companies. A copy of this press release is attached as Exhibit 99.2 to this Current Report.
                 Exhibit 99.2 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

 (c)          Exhibits

              The following exhibit is filed or furnished herewith:

              99.1      Press Release dated May 18, 2007
              99.2      Press Release dated May 23, 2007



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST MONTAUK FINANCIAL CORP.


                                        By:   /s/ Victor K. Kurylak
                                        ----------------------------------------
                                        Name:  Victor K. Kurylak
                                        Title: Chief Executive Officer
                                        Date:  May 23, 2007

                                  EXHIBIT INDEX


    Exhibit
     Number     Description
    --------    -----------

      99.1        Press Release dated May 18, 2007
      99.2        Press Release dated May 23, 2007